                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


  Filed by the registrant [X]

  Filed by a party other than the registrant [ ]

  Check the appropriate box:

  [x] Preliminary proxy statement        [ ]  Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))

  [ ] Definitive proxy statement

  [ ] Definitive additional materials

  [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          NORTHFIELD LABORATORIES INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

  [x] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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  [ ] Fee paid previously with preliminary materials.


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  [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:


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    (2) Form, schedule or registration statement no.:


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    (3) Filing party:


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    (4) Date filed:


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

                                                                PRELIMINARY COPY


                          NORTHFIELD LABORATORIES INC.
                        1560 Sherman Avenue, Suite 1000
                         Evanston, Illinois 60201-4800
                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   to be held
                              on October 28, 1999

                                ---------------

TO THE STOCKHOLDERS OF NORTHFIELD LABORATORIES INC:

  The Annual Meeting of the stockholders of Northfield Laboratories Inc. (the "Company") will be held on Thursday, October 28, 1999, at 2:00. P.M., local time, at the Third Floor, 1560 Sherman Avenue, Evanston, Illinois 60201-4800, for the following purposes:

     1. To elect six directors to hold office until the next Annual Meeting of the stockholders of the Company;

     2. To approve the appointment of KPMG LLP as independent auditors of the Company to serve for the Company's 2000 fiscal year;

     3. To approve a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $.01 per share, from 20,000,000 to 30,000,000; and

     4. To transact such other business as may properly come before the Annual Meeting.

  The Board of Directors has fixed the close of business on September 1, 1999 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

  Stockholders are requested to complete and sign the enclosed Proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope.

                                             By Order of the Board of Directors



                                             JACK J. KOGUT
                                             Secretary

Evanston, Illinois
September 17, 1999

   IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                          NORTHFIELD LABORATORIES INC.

                                ----------------
                                PROXY STATEMENT
                                ----------------


   This document is being furnished to holders of the common stock of Northfield Laboratories Inc. in connection with the solicitation of proxies for use at Northfield's annual meeting of stockholders to be held on Thursday, October 28, 1999, commencing at 2:00 P.M., local time, at the Third Floor, 1560 Sherman Avenue, Evanston, Illinois 60201-4800, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

   This document is first being mailed to holders of common stock on or about September 17, 1999.

   Our principal executive offices are located at 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800. Our telephone number is (847) 864-3500.

VOTING AND RECORD DATE

   Only holders of record of common stock as of the close of business on September 1, 1999, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. As of September 1, 1999, there were 14,239,875 shares of common stock outstanding and entitled to be voted at the annual meeting.

QUORUM

   Each holder of record of shares who is entitled to vote may cast one vote per share held on all matters properly submitted for the vote of the stockholders at the annual meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.

   If a stockholder withholds its vote for the election of directors or abstains from voting on the other proposals to be considered at the annual meeting, the shares owned by that stockholder will be considered to be present at the annual meeting for purposes of establishing the presence or absence of a quorum for the transaction of business. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain shares to vote on the proposal to amend our Restated Certificate of Incorporation to authorize additional shares of our common stock, those shares will be considered to be present at the annual meeting for purposes of establishing the presence or the absence of a quorum for the transaction of business.

REQUIRED VOTE

   The affirmative vote of a plurality of the votes cast at the annual meeting will be required for the election of directors. Because directors are elected by a plurality vote, withheld votes have no impact in the election of directors once a quorum is established.

   The affirmative vote of a majority of the votes cast at the annual meeting will be required to approve the proposal with respect to the appointment of independent auditors. Abstentions will be considered as votes cast with respect to this proposal and will have the same effect as a vote against the proposal.

   The affirmative vote of a majority of the outstanding shares of common stock will be required to approve the proposal to amend our Restated Certificate of Incorporation to authorize additional shares of our common stock. Because of this requirement, abstentions and broker non-votes on this proposal will be have the same effect as a vote against the proposal.

PROXIES

   All shares entitled to vote and represented by properly executed proxies received, and not revoked, prior to the annual meeting will be voted at the annual meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

   If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. It is not currently anticipated that any other matters will be raised at the annual meeting.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing with Northfield's Corporate Secretary, at or before the taking of the vote at the annual meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares. A proxy may also be revoked by attending the annual meeting and voting in person, although attendance at the annual meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, at or before the taking of the vote at the annual meeting.

ANNUAL REPORT

   A copy of the our Annual Report on Form 10-K for our 1999 fiscal year, including financial statements, has been sent simultaneously with this document or has been previously provided to all stockholders entitled to vote at the annual meeting.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

   The Board of Directors recommends a vote FOR the election of the nominees for election as directors, FOR approval of the appointment of KPMG LLP as independent auditors for Northfield's 2000 fiscal year and FOR the proposal to amend Northfield's Restated Certificate of Incorporation to authorize additional shares of our common stock.

                         ITEM 1. ELECTION OF DIRECTORS

   Directors elected at the annual meeting will hold office until the next annual meeting or until their earlier resignation or removal. In the event any of the nominees should become unavailable for election, the Board of Directors may designate substitute nominees, in which event shares represented by all proxies returned will be voted for the substitute nominees unless an indication to the contrary is included on the proxies.

                                         DIRECTOR
                                            OF
                                        NORTHFIELD                                         PRINCIPAL OCCUPATION AND
                  NAME                    SINCE                 OFFICE                        BUSINESS EXPERIENCE
-----------------------------------     ----------     ------------------------     ----------------------------------------
Richard E. DeWoskin................        1985        Chairman of the Board of     Mr. DeWoskin, age 51, is a founding
                                                       Directors and Chief          member of Northfield's scientific
                                                       Executive Officer            team and has served as Chairman of
                                                                                    Board of Directors and Chief Executive
                                                                                    Officer of Northfield since its
                                                                                    inception in 1985. Prior to 1985, Mr.
                                                                                    DeWoskin served as the Assistant
                                                                                    Director of Surgical Research and as a
                                                                                    business advisor to the Department of
                                                                                    Surgery at Michael Reese Hospital and
                                                                                    Medical Center in Chicago, Illinois. In
                                                                                    1979, Mr. DeWoskin founded and operated
                                                                                    Medalease, Inc., a medical billing
                                                                                    business based at Michael Reese. From
                                                                                    1973 to 1977, Mr. DeWoskin served as
                                                                                    the Assistant Administrator of Surgical
                                                                                    Research at the Hektoen Institute of
                                                                                    Cook County Hospital in Chicago,
                                                                                    Illinois. Mr. DeWoskin received his
                                                                                    B.S. degree from Roosevelt University.

Steven A. Gould, M.D...............        1993        President and Director       Dr. Gould, age 52, is a founding member
                                                                                    of Northfield's scientific team and has
                                                                                    served as President and a director of
                                                                                    Northfield since July 1993. Prior to
                                                                                    that time, Dr. Gould served as a
                                                                                    Consultant and Principal Investigator
                                                                                    for Northfield's clinical trials. From
                                                                                    1989 to 1993, Dr. Gould served as Chief
                                                                                    of the Department of Surgery of Michael
                                                                                    Reese. Since 1990, Dr. Gould has also
                                                                                    served as Professor of Surgery
                                                                                    (nonsalaried) at the University of
                                                                                    Illinois College of Medicine. From 1979
                                                                                    through 1989, Dr. Gould was Assistant
                                                                                    Professor and then Associate Professor
                                                                                    in the Department of Surgery at The
                                                                                    University of Chicago School of
                                                                                    Medicine. Dr. Gould has been involved
                                                                                    in development of national transfusion
                                                                                    policy through his participation in the
                                                                                    activities of the National Heart Lung
                                                                                    Blood Institute, the National Blood
                                                                                    Resource Education Panel, the
                                                                                    Department of Defense, the American
                                                                                    Association of Blood Banks, the
                                                                                    American College of Surgeons and The
                                                                                    American Red Cross. Dr. Gould received
                                                                                    his M.D. degree from the Boston
                                                                                    University School of Medicine in 1973.

Gerald S. Moss, M.D................        1989        Director                     Dr. Moss, age 64, is a founding member
                                                                                    of Northfield's scientific team and has
                                                                                    served as a director of Northfield
                                                                                    since 1989. Since 1989, Dr. Moss has
                                                                                    been the Dean of the University of
                                                                                    Illinois College of Medicine. From 1977
                                                                                    until 1989, Dr. Moss was a Professor in
                                                                                    the Department of Surgery of The
                                                                                    University of Chicago School of
                                                                                    Medicine and Chairman of the Department
                                                                                    of Surgery of Michael Reese. Dr. Moss
                                                                                    has been involved in development of
                                                                                    national transfusion policy through his
                                                                                    participation in the activities of the
                                                                                    National Heart Lung Blood Institute,
                                                                                    the National Blood Resource Education
                                                                                    Panel, the Department of Defense, the
                                                                                    American Association of Blood Banks,
                                                                                    the American Blood Commission, the
                                                                                    American College of Surgeons and The
                                                                                    American Red Cross. Dr. Moss received
                                                                                    his M.D. degree from the Ohio State
                                                                                    University College of Medicine in 1960.



Bruce S. Chelberg..................        1989        Director                     Mr. Chelberg, age 65, has served as a
                                                                                    director of Northfield since 1989. Mr.
                                                                                    Chelberg has served since May 1992 as
                                                                                    the Chairman and Chief Executive
                                                                                    Officer of Whitman Corporation, a
                                                                                    principal stockholder in Northfield.
                                                                                    From 1982 to 1992, Mr. Chelberg served
                                                                                    in a number of executive positions with
                                                                                    Whitman Corporation. Mr. Chelberg is
                                                                                    also a director of Whitman Corporation,
                                                                                    First Midwest Bancorp, Inc., Snap-On
                                                                                    Tools Corp. and is a member of the
                                                                                    Illinois Bar Association. Mr. Chelberg
                                                                                    received his LLB degree from the
                                                                                    University Of Illinois College of Law
                                                                                    in 1958.

Jack Olshansky.....................        1989        Director                     Mr. Olshansky, age 70, has served as a
                                                                                    director of Northfield since 1989. Mr.
                                                                                    Olshansky has since 1984 been a
                                                                                    founding general partner of Montgomery
                                                                                    Medical Ventures, L.P. From 1980 to
                                                                                    1983, Mr. Olshansky served as vice
                                                                                    president of the Medical Division of
                                                                                    Cutter Laboratories. Mr. Olshansky is
                                                                                    also a director of EndiCor, Inc.,
                                                                                    PrisMedical, Inc., Tandem and The
                                                                                    Trylon Corporation. Mr. Olshansky
                                                                                    received his B.A. degree from Brooklyn
                                                                                    College in 1950.

David A. Savner....................        1998        Director                     Mr. Savner, age 55, has served as a
                                                                                    director of Northfield since April
                                                                                    1998. Mr. Savner has since April 1998
                                                                                    been the Senior Vice President and
                                                                                    General Counsel of General Dynamics
                                                                                    Corporation. From 1987 to 1998, Mr.
                                                                                    Savner was a senior partner in the law
                                                                                    firm of Jenner & Block, Northfield's
                                                                                    principal legal counsel. Mr. Savner
                                                                                    received his J.D. degree from
                                                                                    Northwestern University Law School in
                                                                                    1968.

COMMITTEES OF THE BOARD OF DIRECTORS

   We currently have two standing committees. The compensation committee, which met once during the 1999 fiscal year, is composed of Messrs. DeWoskin (Chairman), Chelberg and Olshansky. The compensation committee has the authority, as delegated by the Board of Directors, to administer our executive compensation plans and to determine the salaries and incentive compensation, including the grant of stock options, to be received by our executive officers and employees.

   The audit committee, which met once during the 1999 fiscal year, is composed of Messrs. Chelberg (Chairman), Olshansky and Dr. Gould. The functions of the audit committee include the review of the planning and results of our annual audit, the adequacy of our internal accounting controls, and the auditing and accounting principles and practices to be used in the preparation of our financial statements.

MEETING ATTENDANCE

   During fiscal 1999, the Board of Directors met five times, and no incumbent director attended fewer than 75 percent of the total number of meetings of the Board of Directors and the committees of which he was a member, with the exception of Mr. Chelberg, who attended three of the five meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

   We compensate outside directors for their participation at Board of Directors meetings and at committee meetings of the Board of Directors at a rate of $1,000 per meeting. Directors are also reimbursed for their expenses for attending meetings of the Board of Directors and committees. Mr. Chelberg has declined this compensation and reimbursement of expenses.

CERTAIN BUSINESS RELATIONSHIPS

  Our principal legal counsel is the firm of Jenner & Block, Chicago, Illinois. Until April 1998, Mr. Savner was a senior partner at Jenner & Block.

                                   MANAGEMENT

EXECUTIVE OFFICERS

   The Board of Directors will elect our executive officers at its first meeting following the annual meeting. Our executive officers are as follows:

                NAME                                                       POSITION
-----------------------------------------      --------------------------------------------------------------
Richard E. DeWoskin.......................     Chairman of the Board of Directors and Chief Executive Officer
Steven A. Gould, M.D......................     President
Jack J. Kogut.............................     Vice President -- Finance, Secretary and Treasurer
John D. Grove.............................     Vice President -- Operations
John A. Dybas, Jr.........................     Vice President -- Regulatory Affairs
Marc D. Doubleday.........................     Vice President -- Process Engineering
Robert L. McGinnis........................     Vice President -- Manufacturing Development

   A biographical summary of the business experience of Mr. DeWoskin and Dr. Gould is included under "Election of Directors."

   Mr. Kogut, age 52, has served as Vice President -- Finance since 1986. Mr. Kogut has also served as Northfield's Secretary and Treasurer since January 1994. From 1982 to 1986, he was the Group Controller-Health Products for Sybron Corporation and also served as President of Sybron Asia. Mr. Kogut received his M.B.A. degree from Loyola University of Chicago in 1972.

   Mr. Grove, age 50, joined Northfield in July 1993 as Vice President -- Operations. From 1981 until joining Northfield, Mr. Grove served in various managerial positions with the Nutrasweet Company. Most recently, Mr. Grove was the Director of EQUAL Operations for Nutrasweet. Mr. Grove received his B.S. degree from Purdue University in 1972.

   Mr. Dybas, age 61, has served as Vice President -- Regulatory Affairs since January 1996. From 1989 to 1996, he served as Northfield's Director of Regulatory Affairs. Prior to 1989, Mr. Dybas was a self-employed consultant and spent two years as Director of Regulatory Affairs for the Pharmaceutical Products Division of Abbott Laboratories, Inc. Mr. Dybas received his M.S. degree from Syracuse University in 1963.

   Mr. Doubleday, age 40, has served as the Vice President -- Process Engineering since December 1994. Prior to that time, he served as Northfield's Plant Manager and Senior Process Engineer. Before joining Northfield in 1988, Mr. Doubleday was employed in various capacities with Davy McKee, Millipore Corporation and Abbott Laboratories, Inc. Mr. Doubleday received his M.M. degree from Northwestern University in 1991.

   Mr. McGinnis, age 35, has served as the Vice President -- Manufacturing Development since August 1997. From 1995 to 1997, Mr. McGinnis was a Project Manager for Raytheon Engineering and Construction. Prior to 1995, Mr. McGinnis was employed by the John Brown division of Trafalgar House as a Project Manager and Engineer. Mr. McGinnis received his MBA degree from the University of Chicago in 1995.

EXECUTIVE COMPENSATION

   The following table summarizes all compensation paid for our last three completed fiscal years to our Chief Executive Officer and four other most highly compensated executive officers.

                         SUMMARY OF COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                 ANNUAL COMPENSATION           AWARDS
                                             ----------------------------   ------------

                                                             OTHER          SECURITIES
                                                             ANNUAL         UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR(1)    SALARY      COMPENSATION(2)    OPTIONS(#)    COMPENSATION(3)
------------------------------     -------   --------     ---------------   ------------   ---------------
Richard E. DeWoskin.............     1999     $255,022         $22,395          40,000              --
Chief Executive Officer              1998      244,213          20,666          20,000          $  706
                                     1997      232,278          20,204          55,000           1,413

Steven A. Gould, M.D...........      1999      270,546          25,594          30,000              --
President                            1998      259,079          23,800          15,000              --
                                     1997      246,418          17,681          45,000              --

Jack J. Kogut..................      1999      213,668          21,197          25,000              --
Vice President -- Finance            1998      204,611          20,481          15,000             578
                                     1997      194,612          18,691          35,000           1,156

John D. Grove..................      1999      162,559          11,749          10,000              --
Vice President -- Operations         1998      159,242          11,574           5,000              --
                                     1997      153,984          11,456          15,000              --

John A. Dybas, Jr..............      1999      162,989          13,961          10,000              --
Vice President  --                   1998      156,081          11,960          10,000              --
Regulatory Affairs                   1997      178,453          12,686          15,000              --

----------------

  (1) Our fiscal year begins on June 1 and ends on May 31. Our 1999 fiscal year ended May 31, 1999.

  (2) The indicated amounts represent life insurance premiums paid by Northfield and contributions made by Northfield to the indicated executive officer's 401(k) plan account.

  (3) The indicated amounts represent the amortization of below market stock option grants.

   The following table sets forth all options granted to our Chief Executive Officer and other named executive officers during our last completed fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL
                                                                                          REALIZABLE VALUE
                                                                                          AT ASSUMED ANNUAL
                                                  PERCENT OF                               RATES OF STOCK
                                                 TOTAL OPTIONS                           PRICE APPRECIATION
                                NUMBER OF         GRANTED TO    EXERCISE                  FOR OPTION TERM(1)
                          SECURITIES UNDERLYING   EMPLOYEES IN   PRICE     EXPIRATION   --------------------
       NAME                  OPTIONS GRANTED      FISCAL YEAR    ($/SH)       DATE         5%         10%
------------------------  ---------------------  -------------  --------   ----------   --------    --------
Richard E. DeWoskin.....         40,000                30%       $10.81      4/07/09    $271,934    $689,134
Steven A. Gould, M.D....         30,000                22         10.81      4/07/09     203,951     516,851
Jack J. Kogut...........         25,000                19         10.81      4/07/09     169,959     430,709
John D. Grove...........         10,000                 7         10.81      4/07/09      67,984     172,284
John A. Dybas, Jr.......         10,000                 7         10.81      4/07/09      67,984     172,284

----------

 (1) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using five percent and ten percent appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment.

   The following table sets forth information regarding stock option exercises by our Chief Executive Officer and other named executive officers and the aggregate value as of May 31, 1999 of unexercised stock options held by these individuals.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                              UNDERLYING              VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                              SHARES       VALUE          AT FISCAL YEAR-END          AT FISCAL YEAR-END(1)
                           ACQUIRED ON    REALIZED     -------------------------    --------------------------
        NAME               EXERCISE(#)      ($)        EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
------------------------   -----------    --------     -------------------------    --------------------------
Richard E. DeWoskin.....        --            --          60,000         66,000       $ 68,915     $104,273
Steven A. Gould, M.D....        --            --          98,750         41,250         56,385       37,590
Jack J. Kogut...........    12,500        46,688          53,750         45,250        129,100       75,632
John D. Grove...........        --            --          47,250         13,750         52,893       12,530
John A. Dybas, Jr.......        --            --          23,500         17,500         52,893       12,530

----------

  (1) These figures are based on a fair market value for our common stock at May 28, 1999 of $12.063 per share, the closing price of the common stock as reported by the Nasdaq National Market as of that date. May 28, 1999 represents the last trading day in our 1999 fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The compensation committee of the Board of Directors consists of Messrs. DeWoskin (Chairman), Chelberg and Olshansky. Mr.

DeWoskin is the Chief Executive Officer of Northfield. Mr. DeWoskin did not serve as a director of any other entity during our last completed fiscal year. Mr. Chelberg is the Chairman and Chief Executive Officer of Whitman Corporation. Mr. Olshansky is a founding general partner of Montgomery Medical Ventures, L.P.

EMPLOYMENT AGREEMENTS

   We have employment agreements with Richard E. DeWoskin, our Chief Executive Officer, Steven A. Gould, M.D., our President, and Jack J. Kogut, our Vice President -- Finance, Secretary and Treasurer. These employment agreements provide for terms expiring in December 2000. The annual salaries payable under the employment agreements with Mr. DeWoskin, Dr. Gould and Mr. Kogut are $262,309, $278,276 and $219,772, respectively. The employment agreements provide that the salaries of the respective executive officers may be reviewed annually by the Board of Directors and may be increased but not decreased from the foregoing amounts. The employment agreements also provide for certain payments following a termination of employment occurring after a change in control of Northfield.

EMPLOYEE STOCK OPTION PLANS

   Our Restated Nonqualified Stock Option Plan lapsed on September 30, 1996. Following termination of this plan, all options outstanding prior to plan termination may be exercised in accordance with their terms. As of May 31, 1999, options to purchase a total of 128,000 shares of common stock at prices between $6.38 and $15.19 per share were outstanding under this plan. These options expire between 2000 and 2004, ten years after the date of grant.

   The Northfield Laboratories Inc. 1996 Stock Option Plan provides for the granting of stock options to purchase up to 500,000 shares of common stock to directors, officers, key employees and consultants. As of May 31, 1999, options to purchase a total of 480,000 shares of common stock at prices between $9.56 and $13.38 were outstanding under the 1996 plan. These options expire between 2006 and 2009, ten years after the date of grant.

   The Northfield Laboratories Inc. 1999 Stock Option Plan was established effective June 1, 1999. The 1999 Plan provides for the granting of stock options to purchase up to 500,000 shares of common stock to directors, officers, key employees and consultants. No options have been granted to date under the 1999 plan.

STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

   The Nonqualified Stock Option Plan for Outside Directors provides for the granting of stock options to purchase up to 200,000 shares of common stock to directors who are neither employees of nor consultants to Northfield and who were not directors on June 1, 1994. As of May 31, 1999, options to purchase a total of 15,000 shares of common stock at a price of $13.38 per share were outstanding under this plan. These options expire in 2008.

EMPLOYEE BENEFIT PLANS

   We sponsor a defined contribution 401(k) savings plan covering each of our employees satisfying certain minimum length of service requirements. We make discretionary matching contributions to the accounts of plan participants in an amount equal to 50 percent of each plan participant's before tax contribution, subject to certain maximum contribution limitations. Our expenses incurred under this plan for the years ended May 31, 1999, 1998 and 1997 were $118,167, $98,567 and $99,781, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities and Exchange Act of 1934 requires that our directors, executive officers and persons who beneficially own more than 10% of our common stock file with the Securities and Exchange Commission initial reports of beneficial ownership of the common stock and reports of changes in their beneficial ownership.

   To our knowledge, based solely upon a review of copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended May 31, 1999, our officers, directors and greater than 10% beneficial owners complied during our last fiscal year with all applicable
Section 16(a) filing requirements.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   This report of the compensation committee of the Board of Directors discusses our executive compensation policies and the bases for the compensation paid to the our Chief Executive Officer during our last completed fiscal year.

COMPENSATION POLICY

   Our policy with respect to executive compensation has been designed to compensate executive officers fairly and adequately in relation to their responsibilities, capabilities and contributions to Northfield. We have also sought to align the interests of senior management with those of our stockholders with respect to long-term increases in the price of our stock. The compensation committee considers it essential to our success that the compensation paid to executive officers remain competitive with similar or competitive companies in order to attract and retain the talented senior management necessary to achieve our business objectives.

COMPONENTS OF COMPENSATION

   The components of compensation paid for our last completed fiscal year to our executive officers consisted of base salary, gains from the exercise of stock options and certain other benefits. Stock options to purchase a total of 115,000 shares of common stock were granted to our Chief Executive Officer and other named executive officers during our most recent fiscal year.

   We have employment agreements which provide for specified annual salaries with Richard E. DeWoskin, our Chief Executive Officer, Steven A. Gould, M.D., our President, and Jack J. Kogut, our Vice President -- Finance, Secretary and Treasurer. See "Management -- Employment Agreements." The annual salaries provided in these employment agreements were determined based principally on the compensation levels for similar or competitive companies, including companies in the pharmaceutical and biomedical industries, as well as the levels of responsibility and experience of the individual executive.

   Under the Northfield Laboratories Inc. 1996 Stock Option Plan, options to purchase shares of common stock, at the fair market price of the shares on the date of grant, may be made to directors, officers, key employees and consultants. The compensation committee determines the timing, pricing and amount of option awards to provide recipients with the opportunity to share in increases in the long-term stockholder value of Northfield in amounts which are consistent with their responsibilities. Options granted under the 1996 plan include time vesting provisions intended to provide an incentive for the recipient to continue in the service of Northfield. There are no predetermined performance milestones or award levels applicable to the pricing or amount of options granted under the 1996 plan.

   The other benefits provided to our executive officers consist of enhanced life and disability insurance coverage. Executive officers are also eligible for coverage under our general medical and life insurance programs and may participate in our defined contribution 401(k) savings plan on the same terms as other employees.

CHIEF EXECUTIVE OFFICER COMPENSATION

   During our 1999 fiscal year, our Chief Executive Officer, Richard E. DeWoskin, received $255,022 in base salary pursuant to his employment agreement. The terms of Mr. DeWoskin's employment agreement were determined based principally on compensation levels applicable to the chief executive officers of similar or competitive companies and secondarily on Mr. DeWoskin's prior contributions to Northfield and his high level of experience and involvement with the development and clinical testing of our blood substitute product.

   During our 1999 fiscal year, Mr. DeWoskin was also granted options to purchase 40,000 shares of common stock pursuant to our 1996 stock option plan. The terms of the stock options granted to Mr. DeWoskin were determined based on his contributions to the recent advances in the development and clinical testing of our blood substitute product.

                                           Members of the Compensation Committee

                                           Richard E. DeWoskin, Chairman
                                           Bruce S. Chelberg
                                           Jack Olshansky

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total return on our common stock from May 31, 1994 through May 31, 1999 with the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Pharmaceutical Index. The total stockholder return assumes that $100 was invested in our common stock and each of the two indexes on May 31, 1994 and also assumes the reinvestment of any dividends. The return on our common stock is calculated using the closing price for the common stock on May 28, 1999, as quoted on The Nasdaq Stock Market, Inc. Past financial performance may not be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

                                  [LINE GRAPH]

                                   NORTHFIELD     NASDAQ STOCK        NASDAQ
 MEASUREMENT PERIOD               LABORATORIES     MARKET (US     PHARMACEUTICAL
(FISCAL YEAR COVERED)                INC.          COMPANIES)       STOCK INDEX
    May 31, 1994                     100.0           100.0             100.0

    May 31, 1995                     193.0           119.0             109.8

    May 31, 1996                     236.8           172.9             202.2

    May 30, 1997                     138.6           194.8             184.3

    May 29, 1998                     214.9           247.1             191.6

    May 28, 1999                     169.3           347.2             253.1

                                   ----------

   The Report of the Compensation Committee on Executive Compensation and the Stock Performance Graph are not deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          STOCKHOLDERS AND MANAGEMENT

   The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of May 31, 1999, for (i) each person who is known by us to be the beneficial owner of more than five percent of the outstanding common stock, (ii) each of our directors, (iii) each of our executive officers named under "Management -- Executive Compensation -- Summary Compensation Table" and (iv) all directors and executive officers as a group. Except as otherwise indicated, the address of each person named in the following table is c/o Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800.

                                                                                       PERCENTAGE
                                                                          NUMBER      BENEFICIALLY
               NAME OF STOCKHOLDER                                       OF SHARES      OWNED(1)
--------------------------------------------------------------------     ---------    ------------
Richard E. DeWoskin..................................................    702,715(2)       4.9%
Steven A. Gould, M.D.................................................    633,200(3)       4.4%
Jack J. Kogut........................................................    118,560(4)         *
John D. Grove........................................................     50,750(5)         *
John A. Dybas, Jr....................................................     36,500(6)         *
Marc D. Doubleday....................................................     25,000(7)         *
Robert L. McGinnis...................................................      3,750(8)         *
Gerald S. Moss, M.D..................................................    589,150          4.1%

  c/o UIC College of Medicine
  1853 West Polk Avenue
  Chicago, Illinois 60612
Bruce S. Chelberg....................................................  1,502,345(9)      10.6%

  c/o Whitman Corporation
  III Crossroad of Commerce
  3501 Algonquin Road
  Rolling Meadows, Illinois 60008
Jack Olshansky.......................................................     23,017(10)        *

  c/o Montgomery Medical Ventures, L.P.
  3645 Grand Avenue, Suite #302
  Oakland, California 94610
Whitman Corporation..................................................  1,502,345         10.6%

  III Crossroads of Commerce
  3501 Algonquin Road
  Rolling Meadows, Illinois 60008
David A. Savner......................................................     12,000(11)        *

  c/o General Dynamics Corporation
  3190 Fairview Park Drive
  Falls Church, Virginia 22042
All directors and executive officers as a group (eleven persons).....  3,696,987         25.4%

----------

  *  Less than one percent

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Includes 60,000 shares of common stock which Mr. DeWoskin is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 66,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (3) Includes 98,750 shares of common stock which Dr. Gould is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Also includes an aggregate of 6,000 shares owned by Suzanne Gould and Jeffrey Gould, the children of Dr. Gould, as to which Dr. Gould disclaims beneficial ownership. Also includes 484,630 shares held in a personal trust and 43,820 shares held in a family trust. Does not include 41,250 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (4) Includes 53,750 shares of common stock which Mr. Kogut is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Also includes 64,805 shares held in a personal trust. Does not include 45,250 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (5) Includes 47,250 shares of common stock which Mr. Grove is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 13,750 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (6) Includes 23,500 shares of common stock which Mr. Dybas is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 17,500 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (7) Includes 23,500 shares of common stock which Mr. Doubleday is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 17,500 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (8) Includes 3,750 shares of common stock which Mr. McGinnis is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 21,250 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

 (9)  Includes shares of common stock held by Whitman Corporation. Mr.
      Chelberg is the Chairman and Chief Executive Officer of Whitman Corporation. Under the rules and regulations of the Securities and Exchange Commission, Mr. Chelberg may be deemed a beneficial owner of the stock held by Whitman Corporation. Mr. Chelberg disclaims beneficial ownership of the stock held by Whitman Corporation.

 (10) Includes 15,000 shares of common stock which Mr. Olshansky is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days.

 (11) Includes 10,000 shares of common stock which Mr. Savner is entitled to acquire pursuant to stock options currently exercisable or exercisable within 60 days. Does not include 5,000 shares acquirable pursuant to stock options not currently exercisable or exercisable within 60 days.

             ITEM 2. APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected KPMG LLP as Northfield's independent auditors for the fiscal year ending May 31, 2000, and has further directed that the selection of independent auditors be submitted for approval by the stockholders at the annual meeting.

   Representatives of KPMG LLP will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


     ITEM 3. APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION


SUMMARY OF THE AMENDMENT

   The Board of Directors has determined that our Restated Certificate of Incorporation should be amended to increase the number of authorized shares of our common stock from 20,000,000 to 30,000,000. Specifically, Section 4 of our Restated Certificate of Incorporation will be amended and restated as set forth in Annex A, which is located at the end of this document. The other terms and provisions of our Restated Certificate of Incorporation will remain unchanged.

   As of the record date for the annual meeting, 14,239,875 shares of our common stock were outstanding, 1,328,000 shares were reserved for issuance under our stock option plans, leaving only 4,432,125 shares available for issuance for other purposes. If this proposed amendment is approved, 10,000,000 additional shares of our common stock will be available for future issuance or sale without further stockholder approval. However, stockholder approval of particular transactions may at the time be required by law or by the rules or policies of any exchange or market upon which shares of our common stock may be traded or quoted. Our common stock is presently quoted on The Nasdaq Stock Market, Inc. under the symbol "NFLD".

PURPOSE AND EFFECT OF THE AMENDMENT

         Upon approval of this proposed amendment by our stockholders, 10,000,000 additional shares of our common stock would be authorized but unissued and unreserved. The Board of Directors believes that it is in the best interest of Northfield to have additional shares of our common stock available for various general corporate purposes, financing transactions, including stock splits, stock dividends, benefit plans or acquisitions. The Board of Directors believes that the additional authorized common stock would give us greater flexibility by allowing us to issue shares of our common stock without the expense and delay of a stockholders meeting to authorize additional shares if and when the need arises.

         We currently have no plans for the issuance of additional shares of common stock. We have determined, however, that securing stockholder approval of 10,000,000 additional authorized shares of our common stock would be appropriate in order to provide us with the flexibility to consider possible actions that might require the future issuance of additional shares of our common stock.

         If the Board of Directors deems it to be in the best interest of Northfield and our stockholders to issue additional shares of common stock in the future, the Board of Directors generally will not seek further authorization by vote of our stockholders, unless such authorization is otherwise required by law or regulations.

         The issuance of the additional shares of our common stock may have a dilutive effect on our earnings per share and, for stockholders that do not purchase additional shares to maintain their pro rata interest in Northfield, on their percentage of voting power. In addition, the issuance of additional shares of our common stock authorized by this proposed amendment could have an anti-takeover effect. For example, the issuance of the additional shares of our common stock could discourage a potential acquiror by increasing the number of shares of our common stock necessary to gain control of Northfield, permitting us, through the public or private issuance of shares of our common stock, to dilute the stock ownership of the potential acquiror, or permitting us to privately place shares of our common stock with purchasers who would side with our Board of Directors in opposing a takeover bid.

         This proposed amendment is not being recommended in response to any specific effort of which our management is aware to accumulate shares or obtain control of Northfield or for a specific purpose other than general corporate purposes.

EFFECTIVE DATE

         If this proposed amendment is approved by our stockholders, then the amendment to our Restated Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, which will occur as soon as practicable following the approval of this proposed amendment by our stockholders. Our stockholders have no dissenters' rights with respect to this proposed amendment and will have no preemptive rights in connection with the issuance of any new shares of our common stock.


EXPENSES OF SOLICITATION

     We will bear all expenses of this solicitation, including the cost of preparing and mailing this document. In addition to solicitation by use of the mails, proxies may be solicited by our directors, officers and employees in person or by telephone, telegram or other means of communication. Our directors, officers and employees will not be additionally compensated, but may be reimbursed for their reasonable out-of-pocket expenses in connection with this solicitation. Arrangements will be made for forwarding proxy solicitation materials to beneficial owners of shares held of record by custodians, nominees and fiduciaries and we will reimburse these custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with this solicitation.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Stockholders may present proper proposals for inclusion in Northfield's proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. In order to be included for our next annual meeting, stockholder proposals must be received by us no later than July 8, 2000, and must otherwise comply with the requirements of the applicable rules of the Securities and Exchange Commission. In addition, our Restated Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before any annual meeting of stockholders. In general, notice must be received by our corporate secretary not less than 60 days nor more than 90 days prior to the date of the annual meeting, except if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to our stockholders, in which event notice by the stockholders to be timely must be received no later than the close of business on the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure was made. It is currently expected that the 2000 annual meeting of shareholders will be held on or about October 6, 2000. Therefore, the deadline for timely submission of a shareholder proposal for consideration at the 2000 annual meeting is currently expected to be August 7, 2000.

     All notice of proposals by stockholders, whether or not to be included in our proxy materials, should be sent to Northfield Laboratories Inc., 1560 Sherman Avenue, Suite 1000, Evanston, Illinois 60201-4800, Attention:
Secretary.

GENERAL

     The Board of Directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on these matters.

                                    ANNEX A

                                SECTION 4 OF THE
                     RESTATED CERTIFICATE OF INCORPORATION
                        OF NORTHFIELD LABORATORIES INC.

                           AS PROPOSED TO BE AMENDED

                  "4.      Authorized Capital Stock. The total number of shares
         of stock which the Corporation shall have authority to issue is 35,000,000 shares, consisting of 30,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 5,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

                  The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issuance of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional or other rights, and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the General Corporation Law of the State of Delaware. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series outstanding) the number of shares of any series subsequent to the issuance of shares of such series. In case the number of shares of any such series shall so decrease, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

                                                                PRELIMINARY COPY

PROXY                     NORTHFIELD LABORATORIES INC.               PROXY

ANNUAL MEETING OF STOCKHOLDERS-OCTOBER 28, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned stockholder of Northfield Laboratories Inc. hereby appoints Jack J. Kogut and Carmen Wilcox, and each of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of the stockholders of Northfield Laboratories Inc. to be held on Thursday, October 28, 1999, at 2:00 P.M., local time, at 1560 Sherman Avenue, Evanston, Illinois 60201-4800, and at any adjournment or postponement thereof, in the name of the undersigned and with the same force and effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

   The shares represented by this proxy will be voted in accordance with the specifications made hereon. If no specification is made, the shares represented by this proxy will be voted by each of the above persons for each of the proposals to be presented at the Annual Meeting and for such other matters as may properly come before the Annual Meeting as the above persons may deem advisable.

   PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

   NORTHFIELD LABORATORIES INC. PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

                                                                   FOR   WITHHOLD
                                                                   ALL   ALL          FOR ALL (Except Nominee(s) written below)

    1.  ELECTION OF DIRECTORS --

        Nominees: Richard E. DeWoskin, Steven A. Gould, M.D.,      [ ]   [ ]          [ ]
        Gerald S. Moss, M.D., Bruce S. Chelberg, Jack Olshansky                                ---------------------------------
        and David A. Savner

                                                                   FOR   AGAINST      ABSTAIN

    2.  To approve the appointment of KPMG LLP                     [ ]   [ ]          [ ]
        as independent auditors of the Company to serve for the
        Company's 2000 fiscal year.

                                                                   FOR   AGAINST      ABSTAIN

    3.  To approve the proposal to amend the Company's             [ ]   [ ]          [ ]
        Restated Certificate of Incorporation to increase the
        number of authorized shares of the Company's Common Stock, par value $.01 per share, from 20,000,000 to 30,000,000.

    4. In their discretion, to act on any other matters which may Properly come before the Annual Meeting and any adjournment or postponement thereof.

  Dated:                   , 1999
        ------------------

                   Signature(s)

                                     Sign exactly as your name(s) appear hereon.
                                     When signing as attorney, administrator, trustee, guardian or other representative capacity, please so indicate.

                            * FOLD AND DETACH HERE *

                            YOUR VOTE IS IMPORTANT!

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                      USING THE ENCLOSED PREPAID ENVELOPE.